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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (date of earliest event reported):  December 16, 1997

Commission File Number:    0-28278
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                      AUTONOMOUS TECHNOLOGIES CORPORATION
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            (Exact name of registrant as specified in its charter)


              FLORIDA                                    59-2554729
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  (State or other Jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)


                 2800 DISCOVERY DRIVE, ORLANDO, FLORIDA  32826
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                   (Address of principal executive offices)


                                (407) 384-1600
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             (Registrant's telephone number, including area code)
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Item 5.   Other Events

The Company has accepted the resignation of G. Richard Downes, Jr. from the Board of Directors and announced the election of Whitney A. McFarlin to the Board of Directors to maintain the number of directors at seven. The Company's press release in the matter is attached as Exhibit I.

Item 7.   Financial Statements & Exhibits
          Exhibits

EX99.1    Press Release issued December 22, 1997 by the Registrant



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AUTONOMOUS TECHNOLOGIES CORPORATION

                                            /s/Randy W. Frey
                                         _____________________________________
                                         Randy W. Frey, Chairman of the Board,
                                         President and Chief Executive Officer

Dated:  December 23, 1997

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